Risks and Concentration	12 Months Ended
Dec. 31, 2024
Risks and Concentration [Abstract]
Risks and Concentration
19.	Risks and Concentration

a)	Concentration of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of December 31, 2024 and 2023, approximately $14.65 million and $22.13 million were deposited with financial institutions located in the PRC, respectively. These balances are not covered by insurance. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

The Company is also exposed to risk from its accounts receivable and other receivables. These assets are subjected to credit evaluations. An allowance has been made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

The Company’s functional currency is RMB, and its consolidated financial statements are presented in U.S. dollars. The RMB depreciated by 1.49% in fiscal year 2024 from December 31, 2023 to December 31, 2024 and depreciated by 1.70% in fiscal year 2023 from December 31, 2022 to December 31, 2023. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. The change in the value of the RMB relative to the U.S. dollar may affect its financial results reported in the U.S. dollar terms without giving effect to any underlying changes in its business or results of operations. Currently, the Company’s assets, liabilities, revenues and costs are denominated in RMB.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

b)	Concentration of customers and suppliers

All revenue was derived from customers located in PRC. There are no customers from whom revenues individually represent greater than 10% of the total revenues of the Company in any of the periods presented.

For the year ended December 31, 2024, Beijing Duoying Times Culture Media Co., Ltd, one personal professional advisor and Jimei university contributed approximately 46%, 28% and 10% of total purchases of the Company, respectively. For the year ended December 31, 2023, Beijing Duoying Times Culture Media Co., Ltd, one personal professional advisor, Jimei university and Guangzhou Xingjinhui Trade Co., Ltd contributed approximately 30%, 21%, 18% and 16% of total purchases of the Company, respectively. For the year ended December 31, 2022, Beijing Duoying Times Culture Media Co., Ltd, Guangzhou Xingjinhui Trade Co., Ltd, and Jimei university contributed approximately 26%, 20% and 18% of total purchases of the Company, respectively.